WAIVER


                  Reference is made to the Amended and Restated Employment Agreement dated as of September 22, 1997 between Seragen, Inc. (the "Company") and the undersigned (the "Agreement"). Pursuant to the Agreement, the Company agreed to file on or before December 31, 1997, a registration statement on Form S-8 (the "Registration Statement") registering under the Securities Act of 1993 all shares issued or to be issued pursuant to the exercise of the stock options granted to Dr. Nichols pursuant to the Agreement.

                  The undersigned waives with the Company's obligation under the Agreement to file the Registration Statement by the December 31, 1997 deadline, and agrees that the Company will have met its obligations under the Agreement to file the Registration Statement if the Registration Statement is filed on or before July 1, 1998.

                  Except as expressly waived in this Waiver, all other obligations of the Company contained in the Agreement shall remain in full force and in effect.

          EXECUTED as of the 23rd day of February, 1998.


                                                     /s/ Jean C. Nichols
                                                     ----------------------
                                                         Jean C. Nichols


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